Subsequent events	6 Months Ended
Jun. 30, 2026
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events	Subsequent events
On July 14, 2026, the CTV FRS Windcat 65 was delivered.
On August 3, 2026, the Company announced the sale of the VLCC Donoussa (2016 - 299,999 dwt). This sale will generate a gain of approximately $74.3 million, based on the net sale price and book values. The vessel will be delivered to its new owner in the fourth quarter of 2026.
On August 11, 2026, the Company announced the sale of the Suezmax Bristol (2024 - 156,851 dwt). This sale will generate a gain of approximately $56.9 million, based on the net sale price and book values. The vessel will be delivered to its new owner in the fourth quarter of 2026.